Exhibit 10.31

Loan Agreement

THIS LOAN AGREEMENT (the “Agreement”), is entered into as of November 2, 2012 between ICEWEB, INC., a Delaware corporation (the “Borrower”) and IWEB GROWTH FUND, LLC, a Virginia limited liability company (the “Lender”).

Borrower and Lender, with the intent to be legally bound, agree as follows:

1. Loan. Lender may make one or more loans, in the total principal amount of $1,500,000.00 (collectively, the "Loan") to Borrower subject to the terms and conditions and in reliance upon the representations and warranties of Borrower set forth in this Agreement. The Loan is or will be evidenced by a promissory note or notes of Borrower and all renewals, extensions, amendments and restatements thereof (if one or more, the "Note" or “Notes”) acceptable to Lender, which shall set forth the interest rate, repayment and other provisions, the terms of which are incorporated into this Agreement by reference.

2. Security. The security for repayment of the Loan shall include but not be limited to the collateral documents heretofore, contemporaneously or hereafter executed and delivered to Lender (the "Security Documents"), which shall secure repayment of the Loan, the Note and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by Borrower to Lender or to any endorsee of Lender, of any kind or nature, present or future (including any interest accruing thereon after maturity), or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of Lender's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of Lender incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "Obligations"). A default under any Obligation shall be a default under all Obligations.

This Agreement, the Note, the Security Documents and all other agreements and documents executed and/or delivered pursuant hereto, as each may be amended, modified, extended or renewed from time to time, are collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Documents.

3. Representations and Warranties. Borrower hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct except as otherwise set forth on the Addendum attached hereto and incorporated herein by reference (the "Addendum"):

3.1. Existence. Power and Authority. If not a natural person, Borrower is duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization and has the power and authority to own and operate its assets and to conduct its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing. Borrower is duly authorized to execute and deliver the Loan Documents, all necessary action to authorize the execution and delivery of the Loan Documents has been properly taken, and Borrower is and will continue to be duly authorized to borrow under this Agreement and to perform all of the other terms and provisions of the Loan Documents.

3.2. Financial Statements. Borrower’s financial statements can be found on the U.S. Securities and Exchange Commission’s (“SEC”) EDGAR website (as applicable, the "Historical Financial Statements"). The Historical Financial Statements are true, complete and accurate in all material respects and fairly present the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of Borrower's operations for the period specified therein. The Historical Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied from period to period, subject in the case of interim statements to normal year-end adjustments and to any comments and notes acceptable to Lender in its sole discretion.

3.3. No Material Adverse Change. Since the date of the most recent Financial Statements (as hereinafter defined), Borrower has not suffered any damage, destruction or loss, and no event or condition has occurred or exists, which has resulted or could result in a material adverse change in its business, assets, operations, condition (financial or otherwise) or results of operation.

3.4. Binding Obligations. Borrower has full power and authority to enter into the transactions provided for in this Agreement and has been duly authorized to do so by appropriate action of its Board of Directors as may be required by law, charter, other organizational documents or agreements; and the Loan Documents, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms.

3.5. Title to Assets. Borrower has good and marketable title to the assets reflected on the most recent Financial Statements, free and clear of all liens and encumbrances, except for (i) current taxes and assessments not yet due and payable, (ii) assets disposed of by Borrower in the ordinary course of business since the date of the most recent Financial Statements, and (iii) those liens or encumbrances, if any, specified on the Addendum.

3.6. Tax Returns. Borrower has filed all returns and reports that are required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it or its property or withheld by it, including income, unemployment, social security and similar taxes, and all of such taxes have been either paid or adequate reserve or other provision has been made therefor.

3.7. Disclosure. None of the Loan Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to make the statements contained in this Agreement or the Loan Documents not misleading. There is no fact known to Borrower which materially adversely affects or, so far as Borrower can now foresee, might materially adversely affect the business, assets, operations, condition (financial or otherwise) or results of operation of Borrower and which has not otherwise been fully set forth in this Agreement or in the Loan Documents.

4. Affirmative Covenants. Borrower agrees that from the date of execution of this Agreement until all Obligations have been paid in full and any commitments of Lender to Borrower have been terminated, Borrower will:

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4.1. Books and Records. Maintain books and records in accordance with GAAP and give representatives of Lender access thereto at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records and such other information as Lender may from time to time reasonably request, and Borrower will make available to Lender for examination copies of any reports, statements and returns which Borrower may make to or file with any federal, state or local governmental department, bureau or agency.

4.2. Financial Reporting - Borrower. Borrower will deliver or cause to be delivered to Lender a copy of the federal income tax return filed by Borrower, which tax return shall be a true and complete copy of the return filed by Borrower with the Internal Revenue Service, not later than 30 after filing but in no event later than June 30th each year. In addition, Lender may, from time to time, require Borrower to deliver additional financial information.

4.3. Maintenance of Existence, Operation and Assets. Do all things necessary to (i) maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business as currently conducted; (ii) continue in operation in substantially the same manner as at present; (iii) keep its properties in good operating condition and repair; and (iv) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

4.4. Insurance. Maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts, as is customary for established companies engaged in the same or similar business and similarly situated. In the event of a conflict between the provisions of this Section and the terms of any Security Documents relating to insurance, the provisions in the Security Documents will control.

4.5. Compliance with Laws. Comply with all laws applicable to Borrower and to the operation of its business (including without limitation any statute, ordinance, rule or regulation relating to employment practices, pension benefits or environmental, occupational and health standards and controls).

5. Events of Default. The occurrence of any of the following will be deemed to be an Event of Default:

5.1 Covenant Default. Borrower shall default in the performance of any of the covenants or agreements contained in this Agreement.

5.2 Breach of Warranty. Any Financial Statement, representation, warranty or certificate made or furnished by Borrower to Lender in connection with this Agreement shall be false, incorrect or incomplete when made.

5.3 Other Default. The occurrence of an Event of Default as defined in the Note or any of the Loan Documents.

Upon the occurrence of an Event of Default, Lender will have all rights and remedies specified in the Note and the Loan Documents and all rights and remedies (which are cumulative and not exclusive) available under applicable law or in equity.

6. Subject to Funding. This extension of credit by Lender to Borrower is expressly subject to Lender’s sale and endorsement of the Notes representing the principal amount of the Loan, or portions thereof, to an endorsee(s)/purchaser(s) from time to time. Should Lender be unable to negotiate any one or more of the Notes, this Loan may not be funded in the total principal amount, or it may be funded in lesser amounts, from time to time.

7. Conditions. In addition to the conditions of Paragraph 6 above, Lender's obligation to make any advance under the Loan is subject to the conditions that as of the date of the advance:

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7.1. No Event of Default. No Event of Default or event which with the passage of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing;

7.2. Authorization Documents. Lender shall have received certified copies of resolutions of the board of directors of Borrower that executes this Agreement, the Note or any of the other Loan Documents; or other proof of authorization satisfactory to Lender; and

7.3. Receipt of Loan Documents. Lender shall have received the Loan Documents and such other instruments and documents which Lender may reasonably request in connection with the transactions provided for in this Agreement, which may include an opinion of counsel in form and substance satisfactory to Lender for any party executing any of the Loan Documents.

8. Expenses. Borrower agrees to pay Lender, upon the execution of this Agreement, and otherwise on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and delivery of this Agreement and the other Loan Documents, and any modifications thereto, and the collection of all of the Obligations, including but not limited to enforcement actions, relating to the Loan, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, including reasonable fees and expenses of counsel, expenses for auditors, appraisers and environmental consultants, lien searches, recording and filing fees and taxes.

9. Increased Costs. On written demand, together with written evidence of the justification therefor, Borrower agrees to pay Lender all direct costs incurred by Lender over and above the expenses provided for under Paragraph 8, although Lender does not contemplate such increased costs shall be incurred.

10. Miscellaneous.

10.1. Notices: All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as has been provided heretofore.

10.2. Preservation of Rights. No delay or omission on Lender's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Lender s action or inaction impair any such right or power. Lender's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Lender may have under other agreements, at law or in equity.

10.3. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

10.4. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by Borrower from, any provision of this Agreement will be effective unless made in a writing signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, Lender may modify this Agreement or any of the other Loan Documents for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Lender shall send a copy of any such modification to Borrower (which notice may be given by electronic mail). No notice to or demand on Borrower will entitle Borrower to any other or further notice or demand in the same, similar or other circumstance.

10.5. Entire Agreement This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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10.6. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

10.7. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, administrators, successors and assigns; provided however, that Borrower may not assign this Agreement in whole or in part without Lender's prior written consent and Lender at any time may assign this Agreement in whole or in part.

10.8. Interpretation. In this Agreement, unless Lender and Borrower otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities will be joint and several.

10.9. No Consequential Damages, Etc. Lender will not be responsible for any damages, consequential, incidental, special, punitive or otherwise, that may be incurred or alleged by any person or entity, including Borrower and any Guarantor, as a result of this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby, or the use of the proceeds of the Loan.

10.10. Assignments and Participations. At any time, without any notice to Borrower, Lender may sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of all or any part of Lender's interest in the Loan, and in fact will be doing so, as stated in Paragraph 6. Borrower hereby authorizes Lender to provide, without any notice to Borrower, any information concerning Borrower, including information pertaining to Borrower's financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of Lender's interest in the Loan.

10.11. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by Lender and will be deemed to be made in the Commonwealth of Virginia, and shall be interpreted in accordance with the laws of the Commonwealth of Virginia. Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in or serving Loudoun County, Virginia.

10.12 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER AND THE LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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Borrower acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

LENDER:

IWEB GROWTH FUND, LLC

By:	/s/ My Le Phuong (SEAL)
My Le Phuong, Manager

BORROWER:

ICEWEB, INC.

By:	/s/ Rob Howe (SEAL)
Rob Howe, CEO

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